     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 7, 1998

                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            ------------------------

FILED BY THE REGISTRANT:

FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:

  [ ] PRELIMINARY PROXY STATEMENT

  [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

  [X] DEFINITIVE PROXY STATEMENT

  [ ] DEFINITIVE ADDITIONAL MATERIALS

  [ ] SOLICITING MATERIAL PURSUANT TO RULE 14a-11(c) OR RULE 14a-12

                           CHATEAU COMMUNITIES, INC.
              ----------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

  [X] NO FEE REQUIRED.

  [ ] FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

PROXY

                           CHATEAU COMMUNITIES, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 21, 1998

     THE UNDERSIGNED HEREBY APPOINTS EACH OF JOHN A. BOLL, GARY P. MCDANIEL AND C.G. ("JEFF") KELLOGG, OR ANY OF THEM, AS PROXIES, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND AUTHORIZES EACH OF THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, ALL SHARES OF COMMON STOCK OF CHATEAU COMMUNITIES, INC. ("CHATEAU") HELD OF RECORD BY THE UNDERSIGNED ON MARCH 31, 1998 AT THE ANNUAL MEETING OF STOCKHOLDERS OF CHATEAU TO BE HELD ON MAY 21, 1998, AT 9:00 A.M. MOUNTAIN DAYLIGHT TIME, OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER WITH RESPECT TO ALL SHARES OF CHATEAU HELD OF RECORD BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF ALL LISTED NOMINEES TO THE BOARD OF DIRECTORS AND IN THE BEST DISCRETION OF SUCH PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

1.   ELECTION OF DIRECTORS:

     [ ] FOR ALL NOMINEES LISTED BELOW            [ ] WITHHOLD AUTHORITY TO VOTE
         (EXCEPT AS INDICATED TO THE CONTRARY)        FOR NOMINEES LISTED BELOW:

               CLASS II - C.G. ("JEFF") KELLOGG, EDWARD R. ALLEN,
                     JAMES M. HANKINS AND DONALD E. MILLER


         INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
             WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED ABOVE

PROXY


2. IN THEIR BEST DISCRETION, THE PROXIES ARE AUTHORIZED TO ACT AND VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, DATED APRIL 8, 1998, AND THE PROXY STATEMENT FURNISHED THEREWITH. PLEASE SIGN THIS PROXY IN THE SPACE PROVIDED BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. EXECUTION BY STOCKHOLDERS WHO ARE NOT INDIVIDUALS MUST BE MADE BY AN AUTHORIZED SIGNATORY. EXECUTORS, ADMINISTRATORS, TRUSTEES AND OTHER FIDUCIARIES, AND PERSONS SIGNING ON BEHALF OF CORPORATIONS OR PARTNERSHIPS, SHOULD SO INDICATE WHEN SIGNING.

                                   DATED
                                        ----------------------------------------

                                   NAME OF RECORD OWNER
                                                       -------------------------

                                   SIGNATURE
                                            ------------------------------------

                                   SIGNATURE
                                            ------------------------------------

                                   PLEASE MARK BOXES [X] IN INK. SIGN, DATE AND
                                   RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                   6430 SOUTH QUEBEC STREET -
                                   ENGLEWOOD - COLORADO - 80111